UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 11, 2008

AMERICAN BILTRITE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	04-1701350	04-1701350
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

57 River Street, Wellesley Hills, Massachusetts 02481-2097

(Address of principal executive offices, including zip code)

(781) 237-6655
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Credit Agreement Amendment.

On March 12, 2008, American Biltrite Inc. (the "Company") and its subsidiaries K&M Associates L.P. and American Biltrite (Canada) Ltd. entered into an amendment effective as of December 31, 2007 to the Amended and Restated Credit Agreement, dated as of September 25, 2006, among the Company, K&M Associates L.P. and American Biltrite (Canada) Ltd., as borrowers, and Bank of America, National Association, both in its capacity as a domestic lender and in its capacity as domestic administrative agent for the lenders, and Bank of America, National Association, acting through its Canada branch both in its capacity as a Canadian lender and as Canadian administrative agent for the lenders, and the other lenders from time to time party thereto.  The amendment removed the financial covenant that required the Company not to have any consecutive quarterly net losses from continuing operations (reporting the Company's majority-owned subsidiary, Congoleum Corporation, on the equity method of accounting).  In addition, for purposes of determining the Company's compliance with the financial covenant requiring its Consolidated Adjusted EBITDA to exceed 100% of the Company's Consolidated Fixed Charges (in each case, as determined under the credit agreement), the amendment permits the Company to add certain amounts to its Consolidated Adjusted EBITDA to the extent those amounts are deducted in determining the Company's Consolidated Net Income (as determined under the credit agreement).  Further, under the amendment, the lenders waived defaults that may have otherwise existed as of December 31, 2007 with respect to the financial covenants that were amended by the amendment.  The foregoing description is a summary of the amendment and is qualified in its entirety to the terms of the amendment.  A copy of the amendment is filed as Exhibit 4.1 and Exhibit 10.1 to this report and is incorporated herein by reference.

Certain Agreements Between the Company and Congoleum Corporation.

On December 31, 2003, the Company's majority-owned subsidiary, Congoleum Corporation, filed a voluntary petition with the United States Bankruptcy Court for the District of New Jersey (Case No. 03-51524) seeking relief under Chapter 11 of the United States Bankruptcy Code as a means to resolve claims asserted against it related to the use of asbestos in its products decades ago.

           On March 11, 2008, the Company and Congoleum Corporation entered into an Amendment to Business Relations Agreement which renewed that Business Relations Agreement until the earlier of (a) the effective date of a plan of reorganization for Congoleum Corporation, et al., following a final order of confirmation, or (b) September 30, 2008.  A copy of the amendment is filed as Exhibit 10.2 to this report and is incorporated herein by reference.

On March 11, 2008, the Company and Congoleum Corporation entered into a Fifth Amendment to Personal Services Agreement which renewed that Personal Services Agreement until the earlier of (a) the effective date of a plan of reorganization for Congoleum Corporation, et al., following a final order of confirmation, or (b) September 30, 2008. A copy of the amendment is filed as Exhibit 10.3 to this report and is incorporated herein by reference.

Item 2.02.  Results of Operations and Financial Condition.

On March 12, 2008, American Biltrite Inc. issued a press release announcing its financial results for the three and twelve months ended December 31, 2007. A copy of that press release is being furnished to the Securities and Exchange Commission pursuant to this Item 2.02 of Form 8-K and is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1
Amendment No. 4 to Amended and Restated Credit Agreement, dated as of March 12, 2008, among American Biltrite Inc., K&M Associates L.P., and American Biltrite (Canada) Ltd., Bank of America, National Association, both in its capacity as a domestic lender and as a domestic administrative agent for the lenders, Bank of America, National Association, acting through its Canada branch, both in its capacity as a Canadian lender and as Canadian administrative agent for the lenders, and the other lenders from time to time party thereto

10.1
Amendment No. 4 to Amended and Restated Credit Agreement, dated as of March 12, 2008, among American Biltrite Inc., K&M Associates L.P., and American Biltrite (Canada) Ltd., Bank of America, National Association, both in its capacity as a domestic lender and as a domestic administrative agent for the lenders, Bank of America, National Association, acting through its Canada branch, both in its capacity as a Canadian lender and as Canadian administrative agent for the lenders, and the other lenders from time to time party thereto (filed as Exhibit 4.1 to this Form 8-K and incorporated by reference into this Exhibit 10.1)

10.2	Amendment to Business Relations Agreement, dated as of March 11, 2008, by and between American Biltrite Inc. and Congoleum Corporation
10.3	Fifth Amendment to Personal Services Agreement, dated as of March 11, 2008, by and between American Biltrite Inc. and Congoleum Corporation
99.1	Press release dated March 12, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2008	AMERICAN BILTRITE INC. By: _/s/ Howard N. Feist III__________ Name: Howard N. Feist III Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1
Amendment No. 4 to Amended and Restated Credit Agreement, dated as of March 12, 2008, among American Biltrite Inc., K&M Associates L.P., and American Biltrite (Canada) Ltd., Bank of America, National Association, both in its capacity as a domestic lender and as a domestic administrative agent for the lenders, Bank of America, National Association, acting through its Canada branch, both in its capacity as a Canadian lender and as Canadian administrative agent for the lenders, and the other lenders from time to time party thereto

10.1
Amendment No. 4 to Amended and Restated Credit Agreement, dated as of March 12, 2008, among American Biltrite Inc., K&M Associates L.P., and American Biltrite (Canada) Ltd., Bank of America, National Association, both in its capacity as a domestic lender and as a domestic administrative agent for the lenders, Bank of America, National Association, acting through its Canada branch, both in its capacity as a Canadian lender and as Canadian administrative agent for the lenders, and the other lenders from time to time party thereto (filed as Exhibit 4.1 to this Form 8-K and incorporated by reference into this Exhibit 10.1)

10.2	Amendment to Business Relations Agreement, dated as of March 11, 2008, by and between American Biltrite Inc. and Congoleum Corporation
10.3	Fifth Amendment to Personal Services Agreement, dated as of March 11, 2008, by and between American Biltrite Inc. and Congoleum Corporation
99.1	Press release dated March 12, 2008